UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Western Digital Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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Your Vote Counts! WESTERN DIGITAL CORPORATION 2021 Annual Meeting November 16, 2021 8:00 a.m., PT www.virtualshareholdermeeting.com/WDC2021
5601 GREAT OAKS PARKWAY SAN JOSE, CA 95119

D59276-P61040

You invested in WESTERN DIGITAL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 16, 2021.

Get informed before you vote
View the Notice and Proxy Statement and 2021 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 2, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* November 16, 2021 8:00 a.m., PT

Virtually at:
www.virtualshareholdermeeting.com/WDC2021

Vote Before the Meeting
at proxyvote.com by November 15, 2021 11:59 p.m., ET
For shares held in the Western Digital Corporation 401(k) Plan, vote by November 11, 2021 11:59 p.m., ET

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
1a.	Kimberly E. Alexy	For
1b.	Thomas H. Caulfield	For
1c.	Martin I. Cole	For
1d.	Tunç Doluca	For
1e.	David V. Goeckeler	For
1f.	Matthew E. Massengill	For
1g.	Paula A. Price	For
1h.	Stephanie A. Streeter	For
1i.	Miyuki Suzuki	For
2.	Approval on an advisory basis of the named executive officer compensation disclosed in the Proxy Statement.	For
3.	Approval of our 2021 Long-Term Incentive Plan.	For
4.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2022.	For
In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting and any postponement or adjournment of the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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